Goodwill, Software and Other Intangible Assets	12 Months Ended
Oct. 31, 2018
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Goodwill, Software and Other Intangible Assets
Note 8	Goodwill, software and other intangible assets

Goodwill

The carrying amount of goodwill is reviewed for impairment annually as at August 1 and whenever there are events or changes in circumstances which indicate that the carrying amount may not be recoverable. Goodwill is allocated to CGUs for the purposes of impairment testing based on the lowest level for which identifiable cash inflows are largely independent of cash inflows from other assets or groups of assets. The goodwill impairment test is performed by comparing the recoverable amount of the CGU to which goodwill has been allocated, with the carrying amount of the CGU including goodwill, with any deficiency recognized as impairment to goodwill. The recoverable amount of a CGU is defined as the higher of its estimated fair value less cost to sell and value in use.

We have three significant CGUs to which goodwill has been allocated. The changes in the carrying amount of goodwill are allocated to each CGU as follows:

		CGUs
$ millions, as at or for the year ended October 31		CIBC FirstCaribbean	Canadian Wealth Management	U.S. Commercial Banking and Wealth Management		Other	Total
2018	Balance at beginning of year	$405	$884	$3,952		$126	$5,367
	Acquisitions	–	–	29	(1)	62	91
	Impairment	–	–	–		–	–
	Foreign currency translation adjustments	8	–	97		1	106
	Balance at end of year	$413	$884	$4,078		$189	$5,564
2017	Balance at beginning of year (2)	$421	$884	$107		$127	$1,539
	Acquisitions	–	–	3,944		–	3,944
	Impairment	–	–	–		–	–
	Foreign currency translation adjustments	(16)	–	(99)		(1)	(116)
	Balance at end of year	$405	$884	$3,952		$126	$5,367

(1)	Additional goodwill recognized from our acquisition of The PrivateBank. See Note 3 for additional details.
(2)	Net of cumulative impairment charges for FirstCaribbean International Bank Limited (CIBC FirstCaribbean) goodwill of $623 million, and nil for other CGUs.

Impairment testing of goodwill and key assumptions

CIBC FirstCaribbean

CIBC became the majority shareholder of CIBC FirstCaribbean in December 2006 and now holds 91.7% of its shares. CIBC FirstCaribbean is a major Caribbean bank offering a full range of financial services in corporate and investment banking, retail and business banking, and wealth management. CIBC FirstCaribbean, which has assets of approximately US$12 billion, operates in the Caribbean and is traded on the stock exchanges of Barbados, Trinidad, and Eastern Caribbean. The results of CIBC FirstCaribbean are included in Corporate and Other.

The recoverable amount of CIBC FirstCaribbean is based on a value in use calculation that is estimated using a five-year cash flow projection approved by management of CIBC FirstCaribbean and an estimate of the capital required to be maintained in the region to support ongoing operations.

In the second and third quarters of 2018 we performed off-cycle goodwill impairment tests in response to the market conditions that led to the withdrawal of CIBC FirstCaribbean’s initial public offering, and the announcement by the Barbados government to restructure its public debt, respectively. In both quarters, we determined that an impairment charge was not required.

In the fourth quarter we performed our annual impairment test as at August 1, 2018, and continued to determine that the estimated recoverable amount of the CIBC FirstCaribbean CGU approximated its carrying amount. As a result, no impairment charge was recognized during 2018. The forecast for CIBC FirstCaribbean used in our impairment test reflects an expectation of continued productive loan growth during the forecast period as well as the expected cash flows from the Government of Barbados debt restructuring.

A terminal growth rate of 2.5% as at August 1, 2018 (August 1, 2017: 2.5%) was applied to the years after the five-year forecast. All of the forecasted cash flows were discounted at an after-tax rate of 14.7% as at August 1, 2018 (16.5% pre-tax) which we believe to be a risk-adjusted discount rate appropriate to CIBC FirstCaribbean (we used an after-tax rate of 14% as at August 1, 2017). The determination of a discount rate and a terminal growth rate require the exercise of judgment. The discount rate was determined based on the following primary factors: (i) the risk-free rate; (ii) an equity risk premium; (iii) beta adjustment to the equity risk premium based on a review of betas of comparable publicly traded financial institutions in the region; and (iv) a country risk premium. The terminal growth rate was based on management’s expectations of real growth and forecast inflation rates.

Estimation of the recoverable amount is an area of significant judgment. Reductions in the estimated recoverable amount could arise from various factors, such as, reductions in forecasted cash flows, an increase in the assumed level of required capital, and any adverse changes to the discount rate or the terminal growth rate either in isolation or in any combination thereof. We estimated that a 10% decrease in each of the terminal year’s and subsequent years’ forecasted cash flows would result in a reduction in the estimated recoverable amount of the CIBC FirstCaribbean CGU of approximately $135 million as at August 1, 2018. We also estimated that a 50 basis point increase in the after-tax discount rate would result in a reduction in the estimated recoverable amount of the CIBC FirstCaribbean CGU of approximately $78 million as at August 1, 2018. These sensitivities are indicative only and should be considered with caution, as the effect of the variation in each assumption on the estimated recoverable amount is calculated in isolation without changing any other assumptions. In practice, changes in one factor may result in changes in another, which may magnify, counteract or obfuscate the disclosed sensitivities.

Canadian Wealth Management

The recoverable amount of the Canadian Wealth Management CGU is based on a fair value less cost to sell calculation. The fair value is estimated using an earnings-based approach whereby the forecasted earnings are based on the Wealth Management internal plan which was approved by management and covers a three-year period. The calculation incorporates the forecasted earnings multiplied by an earnings multiple derived from observable price-to-earnings multiples of comparable wealth management institutions. The price-to-earnings multiples of those comparable wealth management institutions ranged from 9.2 to 19.2 as at August 1, 2018 (August 1, 2017: 10.8 to 22.3).

We have determined that the estimated recoverable amount of the Wealth Management CGU was well in excess of its carrying amount as at August 1, 2018. As a result, no impairment charge was recognized during 2018.

If alternative reasonably possible changes in key assumptions were applied, the result of the impairment test would not differ.

U.S. Commercial Banking and Wealth Management

During 2017, we completed the acquisitions of The PrivateBank and Geneva Advisors. The goodwill arising from both acquisitions has been allocated to the U.S. Commercial Banking and Wealth Management CGU.

The recoverable amount of U.S. Commercial Banking and Wealth Management is based on a value in use calculation that is estimated using a five-year cash flow projection approved by management, and an estimate of the capital required to be maintained to support ongoing operations.

We have determined that for the impairment testing performed as at August 1, 2018, the estimated recoverable amount of the CIBC U.S. Commercial Banking and Wealth Management CGU was in excess of its carrying amount. As a result, no impairment charge was recognized during 2018.

A terminal growth rate of 3.5% as at August 1, 2018 (August 1, 2017: n/a) was applied to the years after the five-year forecast. All of the forecasted cash flows were discounted at an after-tax rate of 10.0% as at August 1, 2018 (11.2% pre-tax) which we believe to be a risk-adjusted discount rate appropriate to U.S. Commercial Banking and Wealth Management. The determination of a discount rate and a terminal growth rate require the exercise of judgment. The discount rate was determined based on the following primary factors: (i) the risk-free rate; (ii) an equity risk premium; and (iii) beta adjustment to the equity risk premium based on a review of betas of comparable publicly traded financial institutions in the region. The terminal growth rate was based on management’s expectations of real growth and forecast inflation rates.

Other

The goodwill relating to the Other CGUs is comprised of amounts which individually are not considered to be significant. We have determined that for the impairment testing performed as at August 1, 2018, the estimated recoverable amount of these CGUs was in excess of their carrying amounts.

Allocation to strategic business units

Goodwill of $5,564 million (2017: $5,367 million) is allocated to the SBUs as follows: Canadian Commercial Banking and Wealth Management of $954 million (2017: $892 million), Corporate and Other of $462 million (2017: $454 million), U.S. Commercial Banking and Wealth Management of $4,078 million (2017: $3,952 million), Capital Markets of $63 million (2017: $62 million), and Canadian Personal and Small Business Banking of $7 million (2017: $7 million).

Software and other intangible assets

The carrying amount of indefinite-lived intangible assets is provided in the following table:

$ millions, as at or for the year ended October 31		Contract based (1)	Brand name (2)	Total
2018	Balance at beginning of year	$116	$25	$141
	Foreign currency translation adjustments	–	1	1
	Balance at end of year	$116	$26	$142
2017	Balance at beginning of year	$116	$26	$142
	Foreign currency translation adjustments	–	(1)	(1)
	Balance at end of year	$116	$25	$141

(1)	Represents management contracts purchased as part of past acquisitions.
(2)	Acquired as part of the CIBC FirstCaribbean acquisition.

The components of finite-lived software and other intangible assets are as follows:

$ millions, as at or for the year ended October 31		Software (1)	Core deposit intangibles (2)	Contract based (3)	Customer relationships (4)	Total
2018	Gross carrying amount
	Balance at beginning of year	$2,632	$599	$44	$310	$3,585
	Additions	363	–	–	–	363
	Disposals (5)	(4)	–	(12)	–	(16)
	Adjustments (6)	(5)	12	2	4	13
	Balance at end of year	$2,986	$611	$34	$314	$3,945
2017	Balance at end of year	$2,632	$599	$44	$310	$3,585
2018	Accumulated amortization
	Balance at beginning of year	$1,403	$239	$9	$97	$1,748
	Amortization and impairment (5)(7)	285	75	8	32	400
	Disposals (5)	–	–	(12)	–	(12)
	Adjustments (6)	(3)	6	1	2	6
	Balance at end of year	$1,685	$320	$6	$131	$2,142
2017	Balance at end of year	$1,403	$239	$9	$97	$1,748
	Net book value
	As at October 31, 2018	$1,301	$291	$28	$183	$1,803
	As at October 31, 2017	$1,229	$360	$35	$213	$1,837

(1)	Includes $467 million (2017: $456 million) of work-in-progress not subject to amortization.
(2)	Acquired as part of the acquisitions of CIBC FirstCaribbean and The PrivateBank.
(3)

Represents a combination of management contracts purchased as part of past acquisitions, as well as management contracts purchased as part of our acquisitions of The PrivateBank and Geneva Advisors in 2017.

(4)

Represents customer relationships associated with past acquisitions, including CIBC Atlantic Trust, and the MasterCard portfolio, as well as customer relationships associated with our acquisitions of The PrivateBank and Geneva Advisors in 2017.

(5)	Includes write-offs of fully amortized assets.
(6)	Includes foreign currency translation adjustments.
(7)	Includes nil impairment losses relating to software (2017: $2 million).

Net additions and disposals of gross carrying amount during the year were: Canadian Personal and Small Business Banking net additions of nil (2017: net additions of $1 million); Canadian Commercial Banking and Wealth Management net disposals of nil (2017: net disposals of $28 million); U.S. Commercial Banking and Wealth Management net additions of $12 million (2017: net additions of $471 million); Capital Markets net additions of nil (2017: net additions of $1 million); and Corporate and Other net additions of $351 million (2017: net additions of $392 million).